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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Universal Forest Products, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                        UNIVERSAL FOREST PRODUCTS, INC.
                            2801 East Beltline N.E.
                             Grand Rapids, MI 49525


                            NOTICE OF ANNUAL MEETING

    The Annual Meeting of Shareholders of Universal Forest Products, Inc. will be held at the Company's corporate headquarters, 2801 East Beltline NE, Grand Rapids, Michigan, on Wednesday, April 20, 2005, at 8:30 a.m. LOCAL time (registration begins at 8:00 a.m.) for the following purposes:

    (1) Election of one director for a one year term expiring in 2006, and election of two directors for three year terms expiring in 2008.

    (2) The transaction of such other business as may properly come before the meeting.

    Shareholders of record at the close of business on March 1, 2005, are entitled to notice of and to vote at the meeting. To vote by telephone, shareholders of record (shareholders who possess a certificate representing their shares) may call toll free on a touch-tone telephone 1-800-PROXIES (1-800-776-9437), enter the control number located on their proxy card, and follow the recorded instructions. To vote on the Internet, shareholders of record may go to the Internet address http://www.voteproxy.com, enter the control number located on their proxy card, and follow the instructions provided.

    If your shares are held through a bank or broker (referred to as "street name"), you may also be eligible to vote your shares electronically. Follow the instructions on your voting form, using either the toll free telephone number or the Internet address that is listed.

    A copy of the Annual Report to Shareholders for the year ended December 25, 2004, is being mailed to you concurrently with this Notice.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Matthew J. Missad, Secretary

March 18, 2005

Universal Forest Products, Inc.
2801 East Beltline N.E.
Grand Rapids, Michigan 49525

        YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING,
           PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY.

                        UNIVERSAL FOREST PRODUCTS, INC.
                            2801 East Beltline N.E.
                          Grand Rapids, Michigan 49525

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 20, 2005

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

    This Proxy Statement and the enclosed Proxy are being furnished to holders of Common Stock, no par value, of Universal Forest Products, Inc. (the "Company"). The Board of Directors is soliciting proxies for use at the Annual Meeting of Shareholders to be held on April 20, 2005, and at any adjournment of that meeting. The Annual Meeting will be held at the Company's corporate headquarters, 2801 East Beltline N.E., Grand Rapids, Michigan, at 8:30 a.m. local time. Registration for the meeting begins at 8:00 a.m.

                             VOTING AT THE MEETING

    If the enclosed Proxy is properly signed and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting and at any adjournment of the meeting. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all nominees named in the Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting.

    Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting if you wish to do so. In addition, you may revoke your Proxy at any time before it is voted, by written notice to the secretary of the Company prior to the Annual Meeting, or by submission of a later-dated Proxy, or by the withdrawal of your Proxy and voting in person at the Annual Meeting.

    The cost of the solicitation of proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited personally, by telephone, by facsimile, or by electronic mail by regular employees of the Company who will not receive additional compensation for soliciting proxies. The Company does not intend to pay any compensation for the solicitation of proxies, except that brokers, nominees, custodians, and other fiduciaries will be reimbursed by the Company for their expenses in connection with sending materials to beneficial owners and obtaining their proxies.

                               VOTING SECURITIES

    Holders of record of Common Stock at the close of business on March 1, 2005, will be entitled to vote at the Annual Meeting. As of March 1, 2005, there were 18,101,148 shares of Common Stock outstanding. The presence in person or by Proxy of at least 51% of such shares constitutes a quorum. A shareholder is entitled to one vote for each share of Common Stock registered in the shareholder's name at the close of business on March 1, 2005. Under Michigan law, abstentions are treated as present and entitled to vote and therefore have the effect of a vote against the matter. A broker non-vote on a matter is considered not entitled to vote on that matter and, therefore, is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. Votes cast at the meeting or submitted by Proxy will be counted by inspectors of the meeting who will be appointed by the Company. There is no right to cumulative voting on any matter.

                             ELECTION OF DIRECTORS

    The Board of Directors consists of eight members and is divided into three classes, as equal in number as possible, with the classes to hold office for staggered terms of three years each. The Board nominated incumbent director Louis A. Smith to a one year term expiring at the 2006 Annual Meeting. The Board also nominated incumbent directors Gary F. Goode and Mark A. Murray to three year terms expiring at the 2008 Annual Meeting. The Company's retirement policy states that a non-employee Director may not serve on the Board for more than twelve years. The election of Mr. Smith as a director to serve until the next Annual Meeting of Shareholders will allow him to complete his twelfth year.

    The persons named as proxy holders in the accompanying Proxy will vote for the above-named nominees, unless the shareholder directs them differently on the proxy card. If a nominee is not available for election as a director at the time of the Annual Meeting (a situation which is not now anticipated), the Board of Directors may designate a substitute nominee, and the accompanying Proxy will be voted for the substituted nominee.

    A vote of the shareholders holding a plurality of the shares present in person or represented by proxy is required to elect directors. Accordingly, the three individuals who receive the greatest number of votes cast at the meeting will be elected as directors.

    The Board of Directors recommends a vote FOR the election of each person nominated by the Board.

    The following table provides certain biographical information for each person who is nominated for election as a director at the Annual Meeting and for each person who is continuing as an incumbent director.

NAMES, (AGES), POSITIONS, AND BACKGROUNDS OF DIRECTORS AND NOMINEES        SERVICE AS A DIRECTOR
------------------------------------------------------------------------------------------------------
                                  NOMINEE FOR TERM EXPIRING IN 2006
LOUIS A. SMITH (65) is President of the law firm of Smith and        Director since 1993.
Johnson, Attorneys, P.C., of Traverse City, Michigan. Mr. Smith      Member of Audit Committee.
also serves on the Advisory Board of the Huntington National Bank    Member of Personnel and
of Traverse City, and serves as a member of the Advisory Council to    Compensation Committee.
the University of Notre Dame Law School.
                                 NOMINEES FOR TERMS EXPIRING IN 2008
GARY F. GOODE (60) assumed the position of Chairman of Titan         Director since 2003.
Distribution, LLC in November 2004 and continues in that position    Chairman of Audit Committee.
today. He was previously employed at Arthur Andersen LLP
("Andersen") for 29 years, including 11 years as the managing partner of their Western Michigan practice, until his retirement in
2001. Mr. Goode has provided consulting services since his
retirement from Andersen. Mr. Goode is on the Board of Directors of
Gentex Corporation and serves on the Audit, Compensation, and
Nominating Committees. Mr. Goode is also on the Advisory Board of the Business School at Western Michigan University.
MARK A. MURRAY (50) is President of Grand Valley State University    Director since 2004.
in Allendale, Michigan, with whom he has been affiliated since July  Member of Audit Committee.
2001. Mr. Murray was Treasurer of the State of Michigan from
January 1999 until July 2001.

NAMES, (AGES), POSITIONS, AND BACKGROUNDS OF DIRECTORS AND NOMINEES        SERVICE AS A DIRECTOR
------------------------------------------------------------------------------------------------------
                            INCUMBENT DIRECTORS -- TERMS EXPIRING IN 2007
WILLIAM G. CURRIE (57) is the Vice Chairman of the Board and Chief   Director since 1978.
Executive Officer of the Company. He joined the Company in 1971, serving as a salesman, general manager, vice president, and
executive vice president. Since 1989, he has been the Chief
Executive Officer of the Company, and on January 1, 2000, also became Vice Chairman of the Board.
JOHN M. ENGLER (56) is President and Chief Executive Officer of the  Director since 2003.
National Association of Manufacturers, with whom he has been         Member of Nominating and
affiliated since October 2004. He was President of State and Local     Corporate Governance Committee.
Government Business and Vice President of Government Solutions for   Member of Personnel and
North America for EDS in Herndon, Virginia from February 2003 to       Compensation Committee.
September 2004. He served as Governor of the State of Michigan from
1991 to 2003. Mr. Engler also serves on the boards of Munder
Capital Management and Northwest Airlines.
                            INCUMBENT DIRECTORS -- TERMS EXPIRING IN 2006
DAN M. DUTTON (57) is Chairman of the Board of Stimson Lumber        Director since 2003.
Company of Portland, Oregon with whom he has been affiliated since   Chairman of Nominating and
1988. Mr. Dutton also serves on the board of the American Forest       Corporate Governance Committee.
and Paper Association.
JOHN W. GARSIDE (65) is the President and Treasurer of Woodruff      Director since 1993.
Coal Company of Kalamazoo, Michigan. Mr. Garside also serves as a    Chairman of Personnel and
commissioner for the Michigan Department of Transportation.            Compensation Committee.
                                                                     Member of Nominating and
                                                                       Corporate Governance Committee.
AMBASSADOR PETER F. SECCHIA (67) is Managing Partner of SIBSCO,      Director since 1967.
LLC, a private investment company. On December 31, 2002, he retired from the Company with whom he has been affiliated since 1962. He had been president, chief executive officer, and chairman of the board from March 1971 until 1989. From 1989 until 1993, he served as U.S. Ambassador to Italy. From January 1993 to the present time, he has served as Chairman of the Board of the Company.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

    The Board of Directors of Universal Forest Products is committed to sound and effective corporate governance practices. To assist in its governance, the Board has appointed three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Personnel and Compensation Committee. The Audit Committee and the Nominating and Corporate Governance Committee each have a written charter which is available for review on the Company's website at www.ufpi.com.

CODE OF BUSINESS CONDUCT AND ETHICS AND CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

    The Company has adopted a Code of Business Conduct and Ethics that applies to the Company's employees, officers, and directors. The Company has also adopted a Code of Ethics for Senior Financial Officers. Each Code is posted on the Company's website at www.ufpi.com. Any changes or waivers to either Code will be disclosed on the Company's website.

AFFIRMATIVE DETERMINATION REGARDING DIRECTOR INDEPENDENCE AND OTHER MATTERS

    The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"): Dan
M. Dutton, John M. Engler, John W. Garside, Gary F. Goode, Mark A. Murray, Philip M. Novell, and Louis A. Smith. Moreover, there are no family relationships between or among the directors and the Company's executive officers.

    The Board of Directors has determined that each member of the three committees of the Board meets the independence requirements applicable to those committees prescribed by the Nasdaq Listing Standards, the Securities and Exchange Commission, and the Internal Revenue Service.

    The Nominating and Corporate Governance Committee reviewed the applicable legal standards for Board members and Board committee independence and the criteria applied to determine "audit committee financial expert" status, as well as the answers to annual questionnaires completed by each of the directors. On the basis of this review, the Nominating and Corporate Governance Committee delivered a report to the full Board of Directors, and the Board made its independence and "audit committee financial expert" determinations based upon the Nominating and Corporate Governance Committee's report and each member's review of the information made available to the Nominating and Corporate Governance Committee.

COMMITTEES

    The Board of Directors has appointed an Audit Committee. Each member of the Audit Committee is "independent" as that term is defined by Rule 4200(a)(15) of the Nasdaq Listing Standards as well as the applicable rules of the Securities Exchange Commission for audit committee membership. The Board of Directors has determined that Mr. Goode qualifies as the "audit committee financial expert" as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934 (the "Exchange Act"). The full responsibilities of the Audit Committee are set forth in the Audit Committee Charter. In general, the primary purpose of this Committee is to assist the Board in overseeing management's conduct of the Company's financial reporting processes and its system of internal controls regarding finance, accounting, legal compliance, and ethics. During 2004, the Audit Committee held four formal meetings and five special meetings via conference telephone call.

    The Board of Directors has a Personnel and Compensation Committee, consisting entirely of independent directors, as currently defined by the Nasdaq Listing Standards, that is responsible for reviewing and recommending to the Board of Directors the timing and amount of compensation for key employees, including salaries, bonuses, and other benefits. The Personnel and Compensation Committee is also responsible for administering the Company's stock option and other equity-based incentive plans, recommending retainer and attendance fees for non-employee directors, and reviewing compensation plans and awards as they relate to key employees. During 2004, the Personnel and Compensation Committee held one formal meeting.

    The Board of Directors also has a Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee is "independent" as that term is defined by the Nasdaq Listing Standards. The Nominating and Corporate Governance Committee considers and proposes director nominees for election at the Annual Meeting, selects candidates to fill Board vacancies as they may occur, makes recommendations to the Board regarding Board committee memberships, generally monitors the Company's corporate governance system, and performs any other functions or duties deemed appropriate by the Board. The full responsibilities of the Nominating and Corporate Governance Committee are set forth in the Nominating and Corporate Governance Committee Charter. During 2004, the Nominating and Corporate Governance Committee held one meeting.

    The Company's Articles of Incorporation contain certain procedural requirements applicable to shareholder nominations of directors. A shareholder may nominate a person to serve as a director if they provide written notice to the Company not later than thirty days prior to the annual meeting. The notice must include (1) the name and address of the shareholder who intends to make the nomination and of the person or persons nominated; (2) a representation that the shareholder is a current record holder and will continue to hold those shares through the date of the meeting, and intends to appear in person or by proxy at the meeting; (3) a description of all arrangements between the shareholder and each nominee; (4) the information regarding each nominee as would be required to be included in a proxy statement filed under Regulation 14A of the Exchange Act had the nominee been nominated by the Board of Directors; and (5) the consent of each nominee to serve as director. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Nominating and Corporate Governance Committee to make proper assessments as to his or her qualifications. Nominations must be addressed to the Chairman of the Nominating and Corporate Governance Committee at the Company's headquarters, and must be received no later than the 30th day prior to the Annual Meeting in order to be considered for the next annual election of directors. The Nominating and Corporate Governance Committee may also make its own search for potential candidates that may include candidates identified by a variety of means as deemed appropriate by the Committee.

    The Nominating and Corporate Governance Committee has not established specific minimum age, education, years of business experience, or specific types of skills for potential candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. In general, the Committee requires that each member of the Board of Directors will have the highest personal and professional ethics, integrity, and values; and will consistently exercise sound and objective business judgment. In addition, it is anticipated that the Board as a whole will have individuals with significant appropriate senior management and leadership experience, a comfort with technology, a long-term, strategic and global perspective, and the ability to advance constructive debate. It will be important for the Board as a whole to operate in an atmosphere where the chemistry of the individuals is a key element.

    Upon receipt of a shareholder proposed candidate, the Chairman of the Nominating and Corporate Governance Committee assesses the Board's needs, primarily whether there is a current or pending vacancy or a possible need to fulfill by adding or replacing a director, and then develops a director profile by comparing the current state of Board characteristics with the desired state and the candidate's qualifications. The profile and the candidate's submitted information are provided to the Chairman of the Board and Chief Executive Officer for discussion. Following this discussion, the profile and the candidate's materials are forwarded to all Nominating and Corporate Governance Committee members, and consideration of the candidate is added as an agenda item for the next Committee meeting.

    Similarly, if at any time the Nominating and Corporate Governance Committee or the Board determines there may be a need to add or replace a director, the Nominating and Corporate Governance Committee or the Board develops a director profile by comparing the current state of Board characteristics with the desired state. If no candidates are apparent from any source, the Committee will determine the appropriate method to conduct a search.

    The Committee has, to date, not paid any third party fees to assist in identifying and evaluating nominees. The Committee has not received any recommended nominations from any of the Company's shareholders in connection with the Annual Meeting. The nominees that are standing for election as directors at the 2005 Annual Meeting are incumbent directors nominated by the Committee.

COMMUNICATIONS WITH THE BOARD

    Generally, shareholders who have questions or concerns regarding the Company should contact the Investor Relations Department at 1-888-BUY-UFPI (1-888-289-8374). However, any shareholder who wishes to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Secretary of the Board at 2801 East Beltline N.E., Grand Rapids, MI 49525. The Secretary has been directed to promptly forward all communications to the full Board or the specific director indicated in the letter.

MEETING ATTENDANCE

    Each director is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings, and the Annual Meeting of Shareholders. All Directors attended the 2004 Annual Meeting. During the Company's last fiscal year, there were four regular meetings of the Board of Directors, and the Board took action by unanimous written consent on five occasions. Each of the incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees they were eligible to attend. During fiscal 2004, the Board met in executive session, without the presence of management, on one occasion.

COMPENSATION OF DIRECTORS

    Directors who are also employees of the Company do not receive an annual retainer and are not compensated for attendance at Board or committee meetings. Other than the fees due under his consulting and noncompete agreement with the Company, Chairman Secchia does not receive any additional compensation for serving on the Board. Directors who are not employees of the Company receive a $20,000 annual retainer fee, plus $1,000 for attendance at each regular and special meeting of the Board of Directors. Each outside Director is granted 100 shares of stock for each Board meeting attended, up to a maximum of 400 shares per year. Also, each outside Director receives a $1,000 meeting fee for each committee meeting they attend.

    Each Director who is not a current or former employee of the Company may participate in the Director Retainer Stock Plan. The Director Retainer Stock Plan, approved by shareholders in April 1994, provides that each Director may elect to receive Company stock, on a deferred basis, in lieu of cash compensation for the Director's retainer and meeting fees.

    Directors receive reimbursement of ordinary and necessary expenses to attend meetings. The Chairmen of the Personnel and Compensation Committee and the Nominating and Corporate Governance Committee do not receive additional compensation for serving as a Chairman. The Chairman of the Audit Committee receives an additional $15,000 per year for serving as Chairman.

                           OWNERSHIP OF COMMON STOCK

    The following table sets forth information as to each shareholder known to the Company to have been the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock as of March 1, 2005:

                    NAME AND ADDRESS OF                          AMOUNT AND NATURE OF        PERCENT
                      BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)    OF CLASS(2)
------------------------------------------------------------------------------------------------------
Lord, Abbett & Co. LLC                                                 1,068,074              5.9%
90 Hudson Street
Jersey City, NJ 07302
Barclays Global Investors, NA                                          1,038,890              5.8%
45 Fremont Street
San Francisco, CA 94105
NFJ Investment Group L.P.                                                965,200              5.4%
2121 San Jacinto Street, Suite 1840
Dallas, TX 75201
Wellington Management Company, LLP                                       916,300              5.1%
75 State Street
Boston, MA 02109

-------------------------
(1) Except as otherwise indicated by footnote, each named person has sole voting and investment power with respect to the shares indicated.

(2) Shares outstanding for this calculation include 489,617 shares which are subject to options exercisable in 60 days; 31,868 shares which are subject to issuance under the Director Retainer Stock Plan; and 170,627 shares which are subject to issuance under a Deferred Compensation Plan.

                       SECURITIES OWNERSHIP OF MANAGEMENT

    The following table contains information with respect to ownership of the Company's Common Stock by all directors, nominees for election as director, executive officers named in the tables under the caption "Executive Compensation," and all executive officers and directors as a group. The information in this table was furnished by the Company's officers, directors, and nominees for election of directors, and represents the Company's understanding of circumstances in existence as of March 1, 2005.

                          NAME OF                               AMOUNT AND NATURE OF           PERCENT
                     BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)       OF CLASS(2)
--------------------------------------------------------------------------------------------------------
Peter F. Secchia                                                      899,438(3)                 4.8%
William G. Currie                                                     586,220(4)(5)              3.1%
Michael B. Glenn                                                      243,517(4)(5)              1.3%
Robert K. Hill                                                        145,821(4)(5)                  *
Matthew J. Missad                                                     111,118(4)(5)                  *
C. Scott Greene                                                        53,108(4)(5)                  *
John W. Garside                                                        32,127(6)                     *
Louis A. Smith                                                         25,858(6)                     *
Philip M. Novell                                                       15,830(6)                     *
Gary F. Goode                                                           3,257(6)                     *
Dan M. Dutton                                                           2,746(6)                     *
John M. Engler                                                            400                        *
Mark A. Murray                                                            100                        *
All directors and executive officers as group (15 persons)          2,270,855(6)                12.1%

-------------------------
 *  Less than one percent (1%).

(1) Except as otherwise indicated by footnote, each named person has sole voting and investment power with respect to the shares indicated.

(2) Shares outstanding for this calculation include 489,617 shares which are subject to options exercisable in 60 days; 31,868 shares which are subject to issuance under the Director Retainer Stock Plan; and 170,627 shares which are subject to issuance under a Deferred Compensation Plan.

(3) Includes 50,000 shares owned by Mr. Secchia's wife; 441,053 shares held by limited liability companies of which Mr. Secchia is a member; 105,000 shares held by a family limited partnership of which Mr. Secchia is a partner; and 31,550 shares held by a family foundation.

(4) Includes shares which may be acquired by Mr. Currie, Mr. Glenn, Mr. Hill, Mr. Missad, and Mr. Greene pursuant to options exercisable in 60 days in the amount of 35,000 shares, 42,500 shares, 30,000 shares, 28,690 shares, and 11,844 shares, respectively.

(5) Includes shares subject to issuance under a Deferred Compensation Plan for Mr. Currie, Mr. Glenn, Mr. Hill, Mr. Missad, and Mr. Greene, in the amount of 1,095 shares, 215 shares, 25,753 shares, 5,111 shares, and 16,671 shares, respectively.

(6) Includes shares obtained through the Company's Director Retainer Stock Plan for Mr. Dutton, Mr. Garside, Mr. Goode, Mr. Novell, and Mr. Smith who hold 1,946 shares, 2,777 shares, 2,557 shares, 11,930 shares, and 12,658 shares, respectively, through such plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table shows certain information concerning the compensation for the Chief Executive Officer and the Company's four most highly compensated executive officers for fiscal 2004 (the "Named Executives"), and their compensation for 2003 and 2002:

                                                                                LONG-TERM
                                              ANNUAL COMPENSATION             COMPENSATION
                                    ---------------------------------------   -------------
                                                                  OTHER        SECURITIES
                                                                  ANNUAL       UNDERLYING        ALL OTHER
    PRINCIPAL POSITION       YEAR   SALARY(1)   BONUS(1)(2)    COMPENSATION   OPTIONS/SAR'S   COMPENSATION(3)
-------------------------------------------------------------------------------------------------------------
William G. Currie            2004   $494,522    $1,030,000          0                 0           $6,391
Vice Chairman of the         2003    479,250       929,600          0            90,000            6,273
Board and Chief              2002    459,934       805,000          0            95,000            8,030
Executive Officer

Michael B. Glenn             2004    358,912       750,000          0                 0            6,391
President and Chief          2003    347,513       744,000          0            50,000            6,273
Operating Officer            2002    330,271       645,000          0            55,000            8,030

Robert K. Hill               2004    289,013       600,180          0            20,000            7,124
President                    2003    276,209       609,000          0                 0            6,273
Universal Forest Products    2002    262,517       550,000          0             5,000            8,030
Western Division

C. Scott Greene              2004    241,481       492,996          0            20,000            6,986
President                    2003    229,625       420,003          0                 0            3,688
Universal Forest Products    2002    219,851       341,111          0             3,711            8,030
Eastern Division

Matthew J. Missad            2004    234,781       355,000          0            20,000            6,901
Executive Vice President,    2003    227,261       300,000          0                 0            5,273
General Counsel and          2002    215,682       263,000          0             4,352            8,030
  Secretary

-------------------------
(1) Includes amounts deferred by Named Executives under the Company's 401(k) Plan and the Deferred Compensation Plan.

(2) Includes annual bonus payments under performance-based bonus plans tied to the Company's operating profit and return on investment, which covers substantially all salaried employees. The bonus amounts include the amounts earned in each respective year, which are paid in the subsequent year.

(3) The amounts set forth in this column represent Company contributions to the Company's Profit Sharing and 401(k) Plan. Subject to certain requirements, including age and service requirements, all employees of the Company and its subsidiaries are eligible to participate in the Plan.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding stock options granted to the Named Executives during the preceding fiscal year:

                                                      INDIVIDUAL GRANTS
                           ------------------------------------------------------------------------
                           NUMBER OF SECURITIES    PERCENT OF OPTIONS
                            UNDERLYING OPTIONS       GRANTED TO ALL      EXERCISE                       GRANT DATE
                                 GRANTED              EMPLOYEES IN         PRICE         EXPIRATION    PRESENT VALUE
       EXECUTIVE                  (#)(1)              FISCAL YEAR        ($/SH)(2)          DATE            (3)
--------------------------------------------------------------------------------------------------------------------
William G. Currie                      0                  0.00%
Michael B. Glenn                       0                  0.00%
Robert K. Hill                    16,000(4)              16.00%           $30.64         08/01/2014      $150,659
                                   4,000(5)               4.00%           $30.64         08/01/2015      $ 56,163
C. Scott Greene                   16,000(4)              16.00%           $30.64         08/01/2014      $150,659
                                   4,000(5)               4.00%           $30.64         08/01/2015      $ 56,163
Matthew J. Missad                 16,000(4)              16.00%           $30.64         08/01/2014      $150,659
                                   4,000(5)               4.00%           $30.64         08/01/2015      $ 56,163

-------------------------
(1) The options granted under this plan may be exercised beginning in 2006.

(2) The exercise price equals or exceeds the fair market value of the Company stock as of the grant date of August 1, 2004.

(3) Based on the Black-Scholes option valuation model assuming volatility is 27.42%, risk-free rate of return is 4.6%, dividend yield is 0.40%, and time of exercise is 30 days prior to expiration of option. The Black-Scholes option valuation model is an alternative suggested by the Securities and Exchange Commission, and the Company neither endorses this particular model, nor necessarily agrees with this method for valuing options. The actual value of the options, if any, will depend on the market value of the Company's Common Stock subsequent to the date the options become exercisable.

(4) These options first become exercisable in increments of 4,000 shares each beginning on August 1, 2006, August 1, 2008, August 1, 2010, and August 1, 2012, respectively.

(5) These options become exercisable on August 1, 2014.

AGGREGATED OPTION EXERCISES IN 2004 AND YEAR-END OPTION VALUES

    The following table provides information on the number and value of options exercised in the past year, as well as the number and value of unexercised options held by the Named Executives at December 25, 2004:

                                                               NUMBER OF SECURITIES
                               SHARES                               UNDERLYING                 VALUE OF UNEXERCISED
                             ACQUIRED ON       VALUE           UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS(2)
EXECUTIVE                     EXERCISE      REALIZED(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
William G. Currie               5,000        $119,175             0          185,000               0       $4,135,275
Michael B. Glenn                6,000        $113,220         5,000          137,000        $145,150       $3,460,720
Robert K. Hill                  4,000        $ 82,480         5,000           53,000        $145,150       $1,350,480
C. Scott Greene                 4,000        $ 80,360         3,133           51,711        $ 91,891       $  852,298
Matthew J. Missad                   0               0         4,338           44,352        $125,933       $1,091,385

-------------------------
(1) The value realized upon the exercise of options is equal to the difference between the market value of the shares of Common Stock acquired at the time of exercise and the aggregate exercise price paid by the Named Executives.

(2) The value of unexercised options is based on the difference between the closing market price of the Company's stock on December 25, 2004 ($43.16) and the exercise prices of the options.

                             AUDIT COMMITTEE REPORT

    On February 21, 2005, the Audit Committee (the "Committee") submitted to the Board of Directors the following report:

    The Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 25, 2004.

    The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    The Committee has received and reviewed the written disclosures from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 25, 2004.

                                          Gary M. Goode, Audit Committee
                                          Chairman
                                          Mark A. Murray, Audit Committee Member
                                          Louis A. Smith, Audit Committee Member

                  PERSONNEL AND COMPENSATION COMMITTEE REPORT

    The Personnel and Compensation Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation:

    During 2004, the Company maintained its compensation program in accordance with the following Committee goals:

    A.  Reasonable and appropriate base salaries, based upon job duties.

    B. Incentive compensation tied to return on investment ("ROI") with appropriate adjustments for achievement of specified Company Key Performance Indicators ("KPI").

    C. Modest stock options for certain executives which align interests of the employee with interests of shareholders, and help retain these executives for future service to the Company.

    The Committee has determined that the following categories will best motivate Company executives to achieve the Company goals:

    BASE SALARIES. Annual base salaries are based on past and present corporate and individual performance. The Committee considers base salary data of similar-sized corporations and industry competitors to ensure that salaries are competitive in the market place. Salary comparisons with peer group companies are reviewed and analyzed to account for differences in size and business complexity among peer companies.

    The Committee has complete discretion in determining base salary amounts (including the grant and amount of any annual discretionary incentive payments or stock option awards), regardless of whether corporate or individual performance goals are achieved. The Committee exercised its complete discretion in setting base salaries for 2004.

    Each year the Committee reviews, with the Chief Executive Officer, and approves, with such modifications as it may deem appropriate, an annual salary adjustment target for executives for the ensuing February 1 to January 31, based on current available survey data, cost of living factors, and performance judgments as to the past and expected future contributions of the individual officers.

    INCENTIVE COMPENSATION. The Company relies heavily on annual incentive compensation to attract and retain Company officers and other key employees of outstanding abilities, and to motivate them to perform to the full extent of their abilities. The Company's incentive compensation system in 2004 focused on ROI. In addition, incentive compensation was subject to additional adjustment, up or down, based upon achievement of certain KPI. For Messrs. Greene and Hill, 2004 bonuses are based on the ROI and KPI of their respective operations. For Messrs. Currie, Glenn, and Missad, incentive compensation is based entirely on the ROI and KPI of the Company as a whole.

    CHIEF EXECUTIVE. The Committee annually reviews and establishes the discretionary component of the base salary of the Chief Executive Officer. His salary is based on comparable compensation data, the Committee's assessment of his past performance, and its expectation as to his future contributions in leading the Company and its businesses. The Chief Executive Officer's base salary fell within the lower-range of the salaries of comparable executives. When compared with the peer group of the Company (as discussed under "Stock Performance Graph"), the Chief Executive Officer's base salary fell well below the similarly sized companies in the peer group. The Committee has complete discretion in setting base salary for Mr. Currie (who does not have an employment agreement with the Company).

    The Chief Executive Officer's incentive bonus amount for 2004 was based upon performance determined under the Company's Performance Bonus Plan. The Chief Executive Officer's bonus for 2004 reflects the Company's overall performance, including record net sales and net earnings achieved in 2004, as compared to 2003.

    INCENTIVE BONUS PROGRAM. For fiscal 2005, the Company will continue to use the ROI based Performance Bonus Plan with KPI adjustments as described above. By basing the individual's incentive compensation on the ROI generated by the profit center, the individual is rewarded for properly managing assets, increasing cash flow, and obtaining higher net margins. Participants who achieve all of the KPI goals will receive a higher percentage of the ROI bonus than those achieving fewer KPI goals. A discretionary bonus component is available for salaried personnel at operations which have not yet hit the ROI target but demonstrate improvement over the previous year.

    For the Chief Executive Officer and the other Named Executives, incentive compensation will be paid as provided in the Performance Bonus Plan, as approved by the Committee. For 2005, bonus compensation as determined under the Performance Bonus Plan may be adjusted depending on the Named Executive's achievement of certain KPI targets.

    Due to the changes in accounting for stock options, the Committee decided not to grant broad-based stock options to its salaried employees for 2005.

    The Company's policy is to pay all earned compensation regardless of whether it exceeds the One Million Dollar ($1,000,000) limitation on compensation deductions set forth in Section 162(m) of the Internal Revenue Code. To ensure the maximum tax deductibility for the Company, the Company received shareholder approval of its Performance Bonus Plan at its 1999 Annual Meeting of Shareholders.

    The Committee recognizes that as the strategic objectives of the Company are modified and refined, the compensation formulas must also be refined to maintain the direct correlation between individual compensation and Company performance.

                                          John W. Garside, Chairman
                                          John M. Engler
                                          Louis A. Smith

    The reports of the Audit Committee and the Personnel and Compensation Committee shall not be deemed incorporated by reference in any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPH

    The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return on the indices for The Nasdaq Stock Market (all U.S. companies) and an industry peer group selected by the Company. The graph assumes an investment of $100 on December 23, 1999 and reinvestment of dividends in all cases.


                              [PERFORMANCE GRAPH]

                                          12/1999  12/2000  12/2001  12/2002  12/2003  12/2004
# Universal Forest Products, Inc.           100.0    101.6    159.8    163.2    241.0    336.0
* Nasdaq Stock Market (US Companies)        100.0     61.8     50.0     34.2     50.0     54.8
- Self-Determined Peer Group                100.0     67.4     61.7     39.1     76.8    103.3

-------------------------
NOTES:
    A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D. The index level for all series was set to $100.00 on 12/23/1999.

    The companies included in the Company's self-determined industry peer group are as follows:

Building Materials Holding Co.                            Louisiana Pacific Corp.
Georgia Pacific Corp.                                     Patrick Industries

    The returns of each company included in the self-determined peer group are weighted according to each respective company's stock market capitalization at the beginning of each period presented in the graph above.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires directors, executive officers, and greater than 10% beneficial owners to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission, and applicable regulations require them to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon review of the copies of such reports furnished to the Company, or written representations that no such reports were required, all Section 16(a) filing requirements applicable to the reporting persons were complied with, except for Mr. Coleman who filed one late report covering one transaction.

                           RELATED PARTY TRANSACTIONS

    Peter F. Secchia, Chairman of the Board, has agreed to provide certain services to the Company, as set forth in a consulting and advisory services agreement with SIBSCO, LLC, a company of which Mr. Secchia is managing principal. These services include business and management consulting, public relations counsel, government affairs coordination, and special project services. The agreement expires on December 31, 2007, and provides for monthly payments of $16,667. The Company has also agreed to reimburse SIBSCO, LLC for certain business expenses, not to exceed $16,667 per month. At the discretion of the Board of Directors, Mr. Secchia is eligible for incentives if his advisory services significantly improve the Company's operating results. The incentive may not exceed $100,000 per year. In January 2004, the Board awarded Mr. Secchia an incentive payment of $100,000. In January 2005, the Company paid Mr. Secchia $75,000 per year in exchange for Mr. Secchia relinquishing his right to use 25 hours on the Company's plane for the years 2003 and 2004. In addition to the consulting agreement, the Company entered into a seven year non-compete agreement with Mr. Secchia which provides for monthly payments of $12,500. The non-compete agreement expires on December 31, 2009.

    Dan M. Dutton is Chairman of Stimson Lumber Company, which had sales of $8 million to the Company for 2004. This amount is less than 5% of Stimson's total sales in 2004 and is less than 5% of the Company's total purchases for 2004.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Ernst & Young LLP ("E&Y") served as independent public accountants for the Company for the fiscal years ended December 27, 2003 and December 25, 2004. Representatives of E&Y will be present at the Annual Meeting of Shareholders and available to respond to appropriate questions. The E&Y representatives will have the opportunity to make a statement if they so desire. Upon the recommendation of the Audit Committee, the Company has selected E&Y to serve as the Company's independent public accountants for 2005.

    AUDIT COMMITTEE PRE-APPROVAL POLICY. The Audit Committee has established a pre-approval policy and procedures for audit, audit-related, and tax services that can be performed by the Company's independent public accountants. The policy sets out the specific services that must be pre-approved by the Audit Committee and places limitations on the scope of these services while ensuring the independence of the auditors to audit the Company's financial statements is not impaired. The policy prohibits the Company from retaining E&Y for services which are proscribed by rule of the Securities and Exchange Commission. In addition, the policy requires disclosure by the Company of non-audit services performed by the Company's auditors. The pre-approval policy does not include a delegation of the Audit Committee's responsibilities and authorities under the policy.

    SERVICE FEES PAID TO AUDITORS. The following set forth the fees paid to the independent public accountants of the Company for the last two fiscal years, all of which were pre-approved by the Audit Committee:

                                                                  2004           2003
---------------------------------------------------------------------------------------
Audit Fees                                                      $476,150       $261,425
Audit Related Fees(1)                                             24,250         39,500
Tax Fees(2)                                                      243,645        167,552
All Other Fees                                                         0              0
                                                                --------       --------
Total                                                           $744,045       $468,477
                                                                ========       ========

-------------------------
(1) Consists primarily of financial statement audits of employee benefit plans and review services for an affiliate.

(2) Consists primarily of U.S. Federal, State and local tax consulting and compliance advice along with tax advice and assistance regarding statutory, regulatory, or administrative developments in the United States, Canada, or Mexico.

                           AVAILABILITY OF FORM 10-K

    Shares of the Company's stock are traded under the symbol UFPI on The Nasdaq Stock Market. The Company's Form 10-K filed with the Securities and Exchange Commission will be provided free of charge to any shareholder upon written request. Significant financial information is available on the Company's web site at http://www.ufpi.com. For more information, contact the Investor Relations Department, 2801 East Beltline NE, Grand Rapids, Michigan 49525.

                             SHAREHOLDER PROPOSALS

    Shareholders who intend to submit a proposal for inclusion in the Company's proxy materials for the Annual Meeting of Shareholders in 2006 may do so by following the procedures described in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by the Company's Secretary no later than November 19, 2005. Proposals of shareholders should be addressed to the attention of Secretary, 2801 East Beltline N.E., Grand Rapids, Michigan 49525. In addition, under the Company's Bylaws, no business may be brought before an annual meeting unless it is specified in a notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder who has delivered written notice to the Company's Secretary (containing certain information specified in the Bylaws about the shareholder and the proposed action), not less than 30 days prior to the date of the originally scheduled meeting. This requirement is separate from and in addition to the Securities and Exchange Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy materials. If the Company receives notice of a shareholder proposal after February 2, 2006, the persons named as proxies for the 2006 Annual Meeting of Shareholders will have discretionary voting authority to vote on that proposal at the meeting.

                        HOUSEHOLDING OF PROXY MATERIALS

    Effective with the 2002 Annual Meeting of Shareholders, only one annual report and proxy statement are sent to multiple shareholders sharing a single address, unless the Company has received instructions to the contrary from one or more of such shareholders. If you prefer to receive individual copies of the proxy materials, send your request in writing to the attention of Investor Relations, 2801 East Beltline N.E., Grand Rapids, MI 49525, or call 888-BUY-UFPI.

                           FUTURE PROXY SOLICITATION

    The Company has expanded its use of the Internet to solicit proxies from its shareholders. As stated on the Notice of Annual Meeting, the Company will also accept voting by telephone or via electronic mail. If, in the future, you are interested in accepting proxy solicitations via the Internet, visit the Company's web site at http://www.ufpi.com, and request to be put on the e-mail list by clicking on the "Information Request" icon and follow the instructions to have the proxy notification sent to you via e-mail.

March 18, 2005
                                          By Order of the Board of Directors,

                                          /s/ MATTHEW J. MISSAD

                                          Matthew J. Missad, Secretary

                         UNIVERSAL FOREST PRODUCTS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter F. Secchia and Matthew J. Missad as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Universal Forest Products, Inc. held of record by the undersigned on March 1, 2005 at the Annual Meeting of Shareholders to be held April 20, 2005, and at any adjournment thereof.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)






                                                                           14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         UNIVERSAL FOREST PRODUCTS, INC
                                 APRIL 20, 2005

                        --------------------------------
                            PROXY VOTING INSTRUCTIONS
                        --------------------------------

MAIL - Date, sign and mail your proxy card
in  the envelope provided as soon as
possible.
                 - OR -                     -----------------------------------
TELEPHONE - Call toll-free 1-800-PROXIES       COMPANY NUMBER
(1-800-776-9437) from any touch-tone        -----------------------------------
telephone and follow the instructions.         ACCOUNT NUMBER
Have your proxy card available when you     -----------------------------------
call.
                - OR -                      -----------------------------------
INTERNET -  Access "www.voteproxy.com"
and follow the on-screen instructions.
Have your proxy card available when
you access the web page.


--------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------


  - Please detach along perforated line and mail in the envelope provided IF -
               you are not voting via telephone or the Internet.


------------------------------------------------------------------------------------------------------------------------------------
                              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
------------------------------------------------------------------------------------------------------------------------------------

  1. Directors to be Elected by Holders of Common Stock     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is
                                 NOMINEES:                  made, this Proxy will be voted FOR all nominees listed in Proposal 1.
  [ ] FOR ALL NOMINEES           O Gary F. Goode
                                 O Mark A. Murray
  [ ] WITHHOLD AUTHORITY         O Louis A. Smith
      FOR ALL NOMINEES

  [ ] FOR ALL EXCEPT
      (See instructions below)






INSTRUCTION: To withhold authority to vote for any
------------ individual nominee(s), mark "FOR ALL EXCEPT"
             and fill in the circle next to each nominee
             you wish to withhold, as shown here:  O
---------------------------------------------------------






---------------------------------------------------------
To change the address on your account, please check
the box at right and indicate your new address in    [ ]
the address space above. Please note that changes
to the registered name(s) on the account may not
be submitted via this method.
---------------------------------------------------------
                         ---------------------      ------------                            ---------------------      ------------
Signature of Shareholder                       Date:               Signature of Shareholder                       Date:
                         ---------------------      ------------                            ---------------------      ------------
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                        ANNUAL MEETING OF SHAREHOLDERS OF

                         UNIVERSAL FOREST PRODUCTS, INC.

                                 APRIL 20, 2005







                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



   - Please detach along perforated line and mail in the envelope provided. -


----------------------------------------------------------------------------------------------------------------------------------
                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
----------------------------------------------------------------------------------------------------------------------------------

     1. Directors to be Elected by Holders of Common Stock         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in
                                    NOMINEES:                      Proposal 1.
         [ ] FOR ALL NOMINEES       O Gary F. Goode
                                    O Mark A. Murray
         [ ] WITHHOLD AUTHORITY     O Louis A. Smith
         FOR ALL NOMINEES

         [ ] FOR ALL EXCEPT
         (See instructions below)



     INSTRUCTION: To withhold authority to vote for any individual
     ------------ nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to
                  withhold, as shown here: 0
     ------------------------------------------------------------





     ------------------------------------------------------------
     To change the address on your account, please check the
     box at right and indicate your new address in the       [ ]
     address space above. Please note that changes to the
     registered name(s) on the account may not be submitted
     via this method.
     ------------------------------------------------------------
                         ---------------------      ------------                            ---------------------      ------------
Signature of Shareholder                       Date:               Signature of Shareholder                       Date:
                         ---------------------      ------------                            ---------------------      ------------


     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.